SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.___)

 Filed by the Registrant

 Filed by a Party other than the Registrant

 Check the appropriate box:

      Preliminary Proxy Statement

      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

    X Definitive Proxy Statement

      Definitive Additional Materials

      Soliciting Material Pursuant to section 240.14a-11(c) or section

      240.14a-12

                               PSB HOLDINGS, INC.
               (Name of Registrant as Specified In Its Charter)

                                NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

   X  No fee required

      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

      Fee paid previously with preliminary materials.

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid: ___________________________

      (2)  Form, Schedule or Registration Statement No:

            ___________________________

      (3)  Filing Party: ___________________________

      (4)  Date Filed: ___________________________

                  [PSB HOLDINGS, INC. LETTERHEAD]

                         October 3, 2002


 Re:  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
      11:00 A.M., NOVEMBER 19, 2002

 To Our Shareholders:

     You are cordially invited to attend a special meeting of the shareholders of PSB Holdings, Inc., which will be held at 11:00 a.m. on November 19, 2002, at the Rib Mountain branch of the Bank, 2904 Rib Mountain Drive, Wausau, Wisconsin. The purpose of the special meeting of the shareholders is to consider and vote upon an amendment of the restated articles of incorporation of PSB Holdings, Inc. to increase the number of authorized shares of the company's common stock from 1,000,000 shares to 3,000,000 shares.

     At its meeting held July 16, 2002, the Board of Directors declared a 2-for-1 stock split to shareholders of record on November 19, 2002, subject to the shareholders giving their approval to a proposed increase in the authorized shares at the special meeting. If the increase in authorized shares is approved, you will receive one additional share of our common stock for each share now registered in your name. One of the principal purposes of the stock split is to improve shareholder liquidity by increasing the number of shares available for trading and reducing the price per share to attract more investors.

     The stock split will have no immediate effect on the value of the total number of shares you own. For example, on the effective date of the split, if the bid price of the stock were $41.00 and you then owned 100 shares with a total value of $4,100, you would own 200 shares, at a bid price of $20.50 and a total value of $4,100 immediately following the split.

     The enclosed Notice of Special Meeting and Proxy Statement will provide you with additional details and describe the formal business to be conducted at the special meeting. Directors and officers will be present at the special meeting to respond to any questions that our shareholders may have regarding the business to be conducted.

     The Board has determined that the proposed increase in authorized shares is in the best interests of the holding company and its shareholders. For the reasons described in the Proxy Statement, the Board unanimously recommends that you vote FOR the proposed increase in the authorized shares. PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. Your cooperation is appreciated, as two-thirds of our common stock must be voted in favor of the amendment in order to proceed with the stock split. Shareholders of record on September 30, 2002 are entitled to vote at the special meeting.

     If you have any questions about the stock split, please feel free to telephone either Dave Svacina (715-847-4021) or Scott Cattanach (715-847-
 4020) at the Bank.

                                          Very truly yours,

                                          DAVID K. KOPPERUD

                                          David K. Kopperud
                                          President

 PSB HOLDINGS, INC.                               OCTOBER 3, 2002
 1905 W. STEWART AVENUE
 WAUSAU, WISCONSIN  54401


                     PROXY STATEMENT
                           FOR
             SPECIAL MEETING OF SHAREHOLDERS
              TO BE HELD NOVEMBER 19, 2002


                      SOLICITATION OF PROXIES

    We are providing these proxy materials in connection with the solicitation of proxies by the Board of Directors of PSB Holdings, Inc., for use at the special meeting of shareholders to be held at 11:00 a.m. on November 19, 2002, at the Rib Mountain branch of the Bank, 2904 Rib Mountain Drive, Wausau, Wisconsin and at any adjournments of the special meeting. At the meeting shareholders will be asked to consider and adopt an amendment to our restated articles of incorporation. See "Amendment to Restated Articles of Incorporation," below.


     AMENDMENT TO RESTATED ARTICLES OF INCORPORATION

 PROPOSED AMENDMENT

     The Board has recommended that the shareholders approve an amendment to the company's restated articles of incorporation so as to increase the number of authorized shares of common stock of the company from 1,000,000 shares to 3,000,000 shares. As recommended by the Board, the text of the
 Article 3 of the company's restated articles of incorporation would be amended in its entirety to read as follows:

          Article 3. AUTHORIZED SHARES. The aggregate number of shares that the Corporation shall have authority to issue is 3,000,000 shares of common stock with no par value.

 REASONS FOR AMENDMENT

     The company currently has the authority to issue 1,000,000 shares of common stock, with no par value per share. As of September 30, 2002, the company had 834,551 shares of its common stock issued and outstanding. Combined with 13,446 shares of common stock
                                 1
 reserved for issuance upon exercise of options granted by the company, the number of authorized shares of the company's common stock that are available for issuance is 152,003.

     On July 16, 2002, the Board approved the declaration of a 2-for-1 stock split, subject to shareholder approval of the amendment to the company's restated articles of incorporation. If the amendment is approved, the stock split will be payable December 2, 2002, to shareholders of record on November 19, 2002. As a result of the split, shareholders of record on November 19, 2002 would be entitled to receive an additional share of the company's common stock for each share of common stock then held.

     The Board believes that the 2-for-1 stock split will place the market value of the common stock in a range which is more attractive to investors and may therefore result in a broader market and attract more widespread ownership of the common stock. The split may, therefore, improve shareholder liquidity. The increased number of shares and the lower price per share may also facilitate estate planning and transfers of stock among family members.

     The Board believes that in addition to facilitating the 2-for-1 stock split, an increase in the number of authorized shares of common stock is necessary to provide a sufficient number of shares for future stock splits or stock dividends, the issuance of stock in connection with employee stock option and other employee benefit plans that may be adopted in the future, possible acquisitions, and for other general corporate purposes. At this time, the Board does not have any intention to issue any additional common stock pursuant to any plan that is not now in effect, the company has no present intention to acquire any other business or entity, and there are no other commitments for the issuance of additional common stock other than pursuant to the exercise of existing stock options. However, approving an increase in the number of authorized shares at this time would avoid the additional expense and delay incidental to obtaining shareholder approval of an amendment to the restated articles of incorporation at the time of an acquisition or other transaction described above.

     It is important to note that authorized, unissued and unreserved common stock may be issued from time to time for any proper purpose without further action of the shareholders, except as required by the company's restated articles of incorporation or applicable law. The ability of the Board to issue additional shares of common stock without shareholder approval may be considered to have an antitakeover effect, since unissued and unreserved shares could be issued by the Board in circumstances that may have the effect of deterring takeover bids. The Board does not intend to issue any additional shares of the company's common stock except on terms that it deems to be in the best interests of the company and its shareholders.

     Each share of common stock authorized for issuance has the same rights and is identical in all respects with each other share of common stock. Newly authorized shares of common stock will not affect the voting or liquidation rights of the shares of common stock currently outstanding. Shareholders will not have preemptive rights to purchase any subsequently issued shares of common stock.
                                 2
 VOTE REQUIRED FOR APPROVAL OF AMENDMENTS

     All shareholders are requested to specify their votes on the enclosed form of proxy. If no specification is made, the proxy will be voted for amendment to the articles of incorporation as set forth in this proxy statement. Adoption of the amendment requires the approval of two-thirds of the shares of common stock of the company that are issued and outstanding as of the record date for the special meeting of shareholders.

     If the amendment is approved at the special meeting, it is the company's intention to file the appropriate documentation with the Wisconsin Department of Financial Institutions as promptly as practicable in order to make the amendment to the restated articles of incorporation effective. Upon the filing of the amendment, all shareholders of the company will be bound by the amendment whether or not they have voted to adopt it.

     FOR THE REASONS SET FORTH ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION IN ORDER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY TO 3,000,000 SHARES.

          BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth, based on statements filed with the Securities and Exchange Commission or information otherwise known to us, the name of each person believed by us to own more than 5% of our common stock and the number of shares of common stock held by each person.

                         SHARES OF BANK STOCK     PERCENT OF
     NAME AND ADDRESS    BENEFICIALLY OWNED          CLASS
     Lawrence Hanz, Jr.       44,235                 5.30%
     2102 Clarberth
     Schofield, WI 54476

     The following table sets forth, based on statements filed with the Securities and Exchange Commission, the amount of common stock which is deemed beneficially owned on the record date by each of our directors, each of the executive officers named in the summary compensation table, and our directors and executive officers as a group. The amounts indicated include shares held by spouses and minor children, shares held indirectly in trust for the benefit of the directors and/or their spouses, children or parents and shares held by businesses or trusts over which directors exercise voting control.

                                 SHARES OF STOCK  PERCENT OF
     NAME                     BENEFICIALLY OWNED     CLASS
 Gordon P. Connor                11,232             1.35%
 Patrick L. Crooks                7,693               *
 William J. Fish                  7,940               *
 Charles A. Ghidorzi                165               *
 Gordon P. Gullickson             4,972               *
 David K. Kopperud                4,395               *
 Thomas R. Polzer                   760               *
 William M. Reif                  1,305               *
 Thomas A. Riiser                 8,360             1.00%
 John H. Sonnentag                1,001               *
 David A. Svacina                 2,300               *
 Todd R. Toppen                   1,000               *
 Scott M. Cattanach                   0               *

 All directors and
 officers as a group
 (13 persons)                    51,123             6.13%

      *Less than 1%

                   PROXIES AND VOTING PROCEDURES

 YOUR VOTE

     Whether or not you plan to attend the annual meeting, please sign, date and return the enclosed proxy promptly in order to be sure that your shares are voted. You may revoke your proxy at any time before it is voted by giving written notice to the Secretary of the company at our principal office in Wausau, Wisconsin; by filing another duly executed proxy bearing a later date with the Secretary; or by giving oral notice to the presiding officer at the special meeting of shareholders.

     All shares represented by your properly completed proxies which have been submitted to us prior to the meeting (and which have not been revoked) will be voted in accordance with your instructions. IF YOU DO NOT INDICATE HOW YOUR SHARES SHOULD BE VOTED ON A PROPOSAL, THE SHARES REPRESENTED BY YOUR PROPERLY COMPLETED PROXY WILL BE VOTED TO APPROVE THE AMENDMENT TO THE HOLDING COMPANY'S RESTATED ARTICLES OF INCORPORATION.

     If any other matters are properly presented at the special meeting for consideration, including any motion to adjourn the meeting to another time or place, the persons named as proxies in the proxy form furnished to you by the Board of Directors will have discretion
                                 4
 to vote on those matters according to their best judgment to the same extent as you would be entitled to vote.

 SHAREHOLDERS ENTITLED TO VOTE

     Shareholders at the close of business on the record date, September 30, 2002, are entitled to notice of and to vote at the special meeting of shareholders. Each share is entitled to one vote on each proposal properly brought before the special meeting. Votes cast by proxy or in person at the special meeting will be tabulated by an inspector of elections appointed by the Board of Directors. On the record date, there were 834,551 shares of common stock outstanding.

 QUORUM, REQUIRED VOTE AND RELATED MATTERS

     QUORUM. A quorum is present if a majority of the votes entitled to be cast are represented at the special meeting of shareholders in person or by proxy. For purposes of determining a quorum, shareholders who are present in person or are represented by proxy, but who abstain from voting, are considered present and count toward the determination of the quorum. Shares reported as broker non-votes (described in more detail below) are also considered to be shares present for purposes of determining whether a quorum is present.

     BROKER NON-VOTES. If you hold shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to each proposal to be voted upon. Brokers or nominees who are the holders of record of company common stock for customers generally have discretionary authority to vote on certain routine matters. However, such brokers generally will not have authority to vote on other matters if they have not received instructions from their customers. If you do not give your broker or nominee specific instructions, your shares may not be voted and will not be counted in determining the number of shares necessary for approval. In determining the vote of a shareholder on matters for which a broker or nominee does not have the authority to vote, shares held of record by the broker or nominee will be recorded as a "broker non-vote."

     AMENDMENT TO RESTATED ARTICLES OF INCORPORATION. The company's restated articles of incorporation provide that any amendments, including the proposal to increase the number of authorized shares to 3,000,000, must be approved by the holders of at least two-thirds of the shares of the company's common stock. By checking the appropriate box on the accompanying form of proxy, you may vote for the amendment to the company's restated articles of incorporation, against the amendment, or to abstain from voting on the proposal. Shares abstained or otherwise not voted (because of broker non-vote or otherwise) will have the effect of a vote against the proposal to amend the company's restated articles of incorporation.
                                 5
 COSTS OF SOLICITATION

     In addition to solicitation by mail, our officers, directors and regular employees may solicit proxies in person or by telephone, facsimile, electronic mail or other forms of communication. Expenses in connection with the solicitation of proxies, including the reasonable expenses of brokers, fiduciaries and other nominees in forwarding proxy material to beneficial owners of our common stock, will be borne by us. ANNUAL MEETING PROXY STATEMENT PROPOSALS

     Any shareholder who intends to present a proposal at the annual meeting to be held in 2003 must deliver the written proposal to the Secretary of the company at our office in Wausau, Wisconsin not later than November 30, 2002, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.


                           OTHER MATTERS

     As of the date of this proxy statement, the Board knows of no business that will be presented for consideration at the special meeting of shareholders other than as stated in this proxy statement. If, however, other matters are properly brought before the special meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby in accordance with their judgment.

                                      By Order of the Board of Directors

                                      DAVID K. KOPPERUD
                                      David K. Kopperud
                                      President

 October 3, 2002
 Wausau, Wisconsin

         PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

                            PSB HOLDINGS, INC.
             PROXY SOLICITED BY DIRECTORS FOR SPECIAL MEETING
                             NOVEMBER 19, 2002

     The undersigned hereby appoint(s) David K. Kopperud and Todd R. Toppen, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of common stock of PSB Holdings, Inc. that the undersigned is entitled to vote at the special meeting of shareholders to be held on November 19, 2002, and at any adjournment thereof (the "Special Meeting"). The proxies have the authority to vote such stock as directed on the face hereof with respect to the proposal set forth in the Proxy Statement with the same effect as though the undersigned were present in person and voting such shares. The undersigned hereby revokes all proxies heretofore given to vote at the Special Meeting and any adjournment thereof.

     THE DIRECTORS RECOMMEND A VOTE FOR THE ADOPTION OF THE RESOLUTION.

 1. Adoption of the resolution set forth in the accompanying proxy statement to amend Article 3 of the restated articles of incorporation so as to increase the authorized common stock to 3,000,000 shares:

   FOR                   AGAINST           ABSTAIN

 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

   UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE PROXIES
    SHALL VOTE FOR THE AMENDMENT OF THE RESTATED ARTICLES OF INCORPORATION.

 Please print name of shareholder below: Dated _________________, 2002

 Name:_______________________________ __________________________________
          (Please Print)                              Signature
 Name:_______________________________ ___________________________________
          (Please Print)                  Signature if held jointly

 When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.